UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Paularino Ave., Suite D-200, Costa Mesa, CA 92626

(Address of principal executive offices) (Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On July 31, 2026, the Board of Directors (the “Board”) of Amaze Holdings, Inc. (the “Company”) determined that Aaron Day would no longer serve as Chief Executive Officer of the Company, effective immediately. Mr. Day will continue to serve as a member of the Company’s Board.

Appointment of Interim Chief Executive Officer

On July 31, 2026, the Board appointed Joel Krutz, the Company’s Chief Financial Officer, to serve as interim Chief Executive Officer of the Company, effective immediately, while the Board conducts a search for a permanent successor. Mr. Krutz will continue to serve as the Company’s Chief Financial Officer during this period.

Mr. Krutz, 52, has served as the Company’s Chief Financial Officer since January 2026.

Biographical information regarding Mr. Krutz is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2025, which information is incorporated herein by reference.

There are no arrangements or understandings between Mr. Krutz and any other person pursuant to which he was appointed as interim Chief Executive Officer. There are no family relationships between Mr. Krutz and any director or executive officer of the Company, and there are no transactions in which Mr. Krutz has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with his appointment as interim Chief Executive Officer, Mr. Krutz will continue to receive his existing compensation as Chief Financial Officer. Any additional compensatory arrangements relating to his service as interim Chief Executive Officer, if approved, will be disclosed in a subsequent filing.

Appointment of Chairman of the Board

On July 31, 2026, the Board appointed Michael Pruitt, previously Vice Chairman of the Board, to serve as Chairman of the Board, effective immediately. Mr. Pruitt has served as a member of the Board since March 2025. There are no arrangements or understandings between Mr. Pruitt and any other person pursuant to which he was appointed Chairman, and there are no transactions in which Mr. Pruitt has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the leadership transition described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Amaze Holdings, Inc. dated August 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZE HOLDINGS, INC.

Date: August 3, 2026	By:	/s/ Joel Krutz
	Name:	Joel Krutz
	Title:	Interim Chief Executive Officer and Chief Financial Officer